EXHIBIT 10.02

KMG AMERICA CORPORATION

2004 EQUITY INCENTIVE PLAN

Nonqualified Stock Option Agreement

Number of shares subject to Nonqualified Stock Option: _________

THIS NONQUALIFIED STOCK OPTION AGREEMENT (this “Agreement”) dated as of the ____ day of ________, 20__, by and between KMG AMERICA CORPORATION, a Virginia corporation (the “Company”), and _____________________ (the “Participant”), is made pursuant and subject to the provisions of the Company’s 2004 Equity Incentive Plan (the “Plan”), a summary of which is attached hereto. All terms used but not defined herein that are defined in the Plan have the same meaning given them in the Plan.

1.            Grant of Option. Pursuant to the Plan, effective as of the fifth business day prior to the last calendar day of the calendar quarter in which the Participant begins employment with the Company or an Affiliate or, if the Participant was hired on or after the fifth business day prior to the last calendar day of such quarter, then the fifth business day prior to the last calendar day of the next calendar quarter (the “Date of Grant”), the Company grants to the Participant, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option to purchase from the Company all or any part of an aggregate of ______ shares of the common stock of the Company (the “Common Stock”) at an exercise price per share equal to the Fair Market Value of a share of the Common Stock on the trading day immediately preceding the Date of Grant. This Option is intended to be treated as a nonqualified stock option, which is not subject to Code Section 422. This Option is exercisable as hereinafter provided.

2.            Terms and Conditions. This Option is subject to the following terms and conditions:

(a)

Expiration Date. This Option shall expire at 11:59 p.m. on the tenth annual anniversary of the Date of Grant (the “Expiration Date”). In no event shall the Expiration Date be later than 10 years from the Date of Grant.

(b)

Vesting and Exercise of Option. Except as provided herein, this Option shall become exercisable at the time or times set forth on Schedule A attached hereto. Once this Option has become exercisable in accordance with the preceding sentence, it shall continue to be exercisable until the earlier of the termination of the Participant’s rights hereunder as set forth on Schedule A attached hereto or until the Expiration Date. A partial exercise of this Option shall not affect the Participant’s right to exercise the Option with respect to the remaining shares, subject to the conditions of the Plan and this Agreement.

(c)	Method of Exercise and Payment for Shares. This Option shall be exercised by delivering written notice of exercise to the attention of the Company’s Secretary by using the form attached hereto as Exhibit A. The exercise date shall be (i) in the case of notice by mail, the date of postmark; or (ii) if delivered in person, the date of delivery. Such notice shall be accompanied by payment of the Option price in full. The Participant may pay part or all of the Option price (i) in cash; (ii) by certified check; (iii) by tendering shares of Common Stock (which, if acquired from the Company, have been held by the Participant for at least six months); (iv) by a broker-assisted cashless exercise; or (v) by any combination of the aforementioned methods of payment. Such notice of exercise shall be accompanied by payment, in cash or any other method allowed for payment of the Option price, of any required income and employment withholding taxes attributable to the exercise of the Option.

(d)

Transferability. This Option generally is nontransferable. Generally, during the Participant’s lifetime, only the Participant may exercise this Option, except that notwithstanding the foregoing, this Option may be transferred by will or by the laws of descent and distribution, and during the Participant’s lifetime, may be transferred by the Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, which transferees comprise the class of transferees who may rely on a Form S-8 Registration Statement under the Securities Act of 1933 to sell shares issuable upon exercise of Options granted under the Plan. Any such transferee to whom this Option is transferred shall be bound by the same terms and conditions that govern this Option; provided, however, that the transferee may not transfer this Option except by will or the laws of descent and distribution. If this Option is transferred, the Option must be transferred in its entirety to the same person or persons or entity or entities. No right or interest of the Participant in this Option shall be liable for, or subject to, any lien, obligation or liability of the Participant.

3.            Representations and Warranties of Participant. The Participant represents and warrants to the Company at the time of exercise of the Option that:

(a)

Agrees to Terms of the Plan and Agreement. The Participant has received or has access to copies of the Company’s most recently filed Form 10-K, a summary of the Plan and the Plan. The Participant has read the Form 10-K, and has read and understands the terms of the summary of the Plan, the Plan and this Agreement, and agrees to be bound by their terms and conditions. The Participant acknowledges that there may be adverse tax consequences upon acquisition or disposition of the shares of Common Stock received upon exercise of this Option, and that Participant should consult a tax adviser prior to such acquisition or disposition.

(b)

Purchase for Own Account for Investment. The shares of Common Stock received upon exercise of this Option will be acquired for the Participant’s own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of such shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). The Participant has no present intention of selling or otherwise disposing of all or any portion of such shares.

(c)

Access to Information. The Participant has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that the Participant reasonably considers important in making a decision to acquire the shares of Common Stock and the Participant has had ample opportunity to ask questions of the Company’s representatives concerning such matters and this investment.

(d)

Understanding of Risks. The Participant is fully aware of: (i) the highly speculative nature of an investment in the Common Stock; (ii) the financial hazards involved in an investment in the Common Stock; (iii) the lack of liquidity of the Common Stock and the restrictions on transferability of the Common Stock (e.g., that the Participant may not be able to sell or dispose of the Common Stock or use it as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Common Stock. The Participant is capable of evaluating the merits and risks of this investment, has the ability to protect his own interests in this transaction and is financially capable of bearing a total loss of this investment.

(e)

No General Solicitation. At no time was the Participant presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the shares of Common Stock.

(f)

Compliance with Securities Laws. The shares of Common Stock received upon exercise of this Option have been registered with the Securities and Exchange Commission (“SEC”) under the Securities Act and, notwithstanding any other provision of this Agreement or the Plan to the contrary, the right to acquire any such shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. The Participant agrees to cooperate with the Company to ensure compliance with such laws.

(g)

No Transfer Unless Registered or Exempt. The Participant understands that he may not transfer any shares of Common Stock received upon exercise of this Option unless such shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. The Participant understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the shares. The Participant has also been advised that exemptions from registration and qualification may not be available or may not permit the Participant to transfer all or any of the shares of Common Stock in the amounts or at the times proposed by him.

4.            Minimum Exercise. This Option may not be exercised for less than 500 shares of Common Stock unless it is exercised for the full number of shares that remain subject to the Option.

5.            Fractional Shares. Fractional shares shall not be issuable hereunder, and when any provision hereof may entitle the Participant to a fractional share, such fractional share shall be disregarded.

6.            Change in Capital Structure. The terms of this Option shall be adjusted in accordance with the terms and conditions of the Plan as the Committee determines is equitably required in the event the Company effects one or more stock dividends, stock splits, subdivisions or consolidations of shares or other similar changes in capitalization.

7.            Notice. Any notice or other communication given pursuant to this Agreement, or in any way with respect to this Option, shall be in writing and shall be personally delivered or mailed by United States registered or certified mail, postage prepaid, return receipt requested, to the following addresses:

If to the Company:	KMG America Corporation

12600 Whitewater Drive, Suite 150

Minnetonka, MN 55343

Attention: Secretary

If to the Participant:	__________________________
__________________________
__________________________

Either party may change its notice address by delivering to the other party notice of such change in accordance with this Paragraph 7.

8.            No Right to Continued Employment. This Option does not confer upon the Participant any right with respect to continued employment by the Company or any Affiliate, nor shall it interfere in any way with the right of the Company or any Affiliate to terminate the Participant’s employment at any time without assigning a reason therefor.

9.            Participant Bound by Plan. The Participant hereby acknowledges receipt of a copy of the summary of the Plan and agrees to be bound by all the terms and provisions of the Plan.

10.          Binding Effect. Subject to the limitations stated above and in the Plan, this Agreement shall be binding upon and inure to the benefit of the legatees, distributees, transferees and personal representatives of the Participant and the successors of the Company.

11.          Conflicts. In the event of any conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall govern. All references herein to the Plan shall mean the Plan as in effect on the date hereof.

12.          Prohibition on Solicitation. In consideration of the compensation and benefits extended to him as an employee of the Company or its Affiliate, the Participant agrees that, during the term of the Participant’s employment with the Company or its Affiliate and for the 12 month period immediately thereafter, the Participant shall not, for any reason whatsoever, directly or indirectly, for himself or on behalf of or in conjunction with any other person, persons, company, firm, partnership, corporation, business, group or other entity (each, a “Person”) with whom the Participant works or is affiliated:

(a)

solicit and/or hire any Person who is on the date the Participant’s employment by the Company or its Affiliate terminates for any reason (the “Date of Termination”), or has been within six months prior to the Date of Termination, an employee of the Company or its Affiliates;

(b)

solicit, induce or attempt to induce or hire any Person who is, at the Date of Termination, or has been within six months prior to the Date of Termination, an actual customer, client, business partner, or a prospective customer, client, business partner of the Company or its Affiliates; for the purpose or with the intent of (i) inducing or attempting to induce such Person to cease doing business with the Company or its Affiliates; (ii) enticing or attempting to entice such Person to do business with the Participant or any Affiliate of the Participant; or (iii) in any way interfering with the relationship between such Person and the Company or its Affiliates; or

(c)

solicit, induce or attempt to induce any Person who is or that is, at the time of the Date of Termination, or has been within six months prior to the Date of Termination, a supplier, licensee or consultant of, or provider of goods or services to the Company or its Affiliates, for the purpose or with the intent of (i) inducing or attempting to induce such Person to cease doing business with the Company or its Affiliates; or (ii) in any way interfering with the relationship between such Person and the Company or its Affiliates.

Governing Law. This Agreement shall be governed by the laws of the Commonwealth of Virginia, except to the extent federal law applies.

IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by a duly authorized officer, and the Participant has affixed his signature hereto.

COMPANY:

KMG AMERICA CORPORATION

By:

Name:	Kenneth U. Kuk
Title:	Chairman, President and Chief Executive Officer

PARTICIPANT:

SCHEDULE A

Vesting Schedule

This Option shall vest and become exercisable with respect to 1/4 of the underlying shares of Common Stock on the first, second, third and fourth anniversaries, respectively, of the Date of Grant; provided, however, that the Participant will forfeit this Option with respect to all underlying shares of Company common stock for which this Option has not vested and become exercisable if his employment with the Company or its Affiliate is terminated for any reason. Any portion of this Option which has vested prior to the termination of the Participant’s employment with the Company or its Affiliate shall not be exercisable any later than 90 days after termination of Participant’s employment with the Company or its Affiliate.

This Restricted Stock Award (“Award”) shall vest with respect to ¼ of the shares of Company common stock on the first, second, third and fourth anniversaries, respectively, of the date of grant; provided, however, that this Award shall become exercisable with respect to 100% of the shares of Company common stock subject to this Award, upon (i) termination of the Participant’s employment by the Company or the Board, other than a termination for “Cause” or any resignation by the Participant without “Good Reason,” following a Change in Control, (ii) a termination of the Participant’s employment by the Company without “Cause,” (iii) a termination of the Participant’s employment by the Participant for “Good Reason,” (iv) a termination of the Participant’s employment upon the Participant’s death, or (v) a termination of the Participant’s employment in accordance with Section _______________ of the Employment Agreement, and that the Participant will forfeit this Award with respect to all shares of Company common stock for which this Award has not vested if he is terminated for “Cause” or he terminates his employment for other than “Good Reason.”

EXHIBIT A

KMG AMERICA CORPORATION – NOTICE OF EXERCISE OF OPTION

To Be Executed by the Registered Holder in Order to Exercise the Option

TO:	KMG America Corporation, Attention: James Nelson, Secretary
12600 Whitewater Drive, Suite 150, Minnetonka, Minnesota 55343

The undersigned hereby irrevocably elects to exercise the following Option(s) to purchase for cash, that number of shares issuable upon the exercise of such Option(s), and, if requested, certificate(s) for such shares shall be issued as indicated.

Type of Option (ISO/ NQSO)	Option Grant Date	Original Number of Option Shares Granted	Number of Shares being Exercised	Per Share Exercise Price	Indicate Method of Payment (Cashier’s Check, Certified Check, Money Order or Cashless Exercise with Check from Broker)

If applicable, please indicate the full legal name(s) that the shares of stock in a form of stock certificate should be issued to:

(Print Name)

Please insert social security or other identifying number of above registered holder of certificate (________________) and address

(Print Name)

Please insert social security or other identifying number of above registered holder of certificate (________________) and address

Option Holder Address:

Phone Number:

Date: _________, 20__
Option Holder Signature*

*The signature on the Notice of Exercise of Option must correspond to the name as written upon the face of the Option in every particular without alteration or enlargement or any change whatsoever. When signing on behalf of a corporation, partnership, trust or other entity, PLEASE indicate your position(s) and title(s) with such entity.

PLEASE SEND COMPLETED FORM, ALONG WITH INDICATED PAYMENT, TO KMG AMERICA!